                                                                    Exhibit 10.1

                              EMPIRE RESORTS, INC.
                                     Rt. 17B
                           Monticello, New York 12701

                                                                January 12, 2004

Catskill Litigation Trust
477 Madison Avenue
New York, New York 10022
Attention: Joseph Bernstein and Paul deBary

Dear Sirs:

            Empire Resorts, Inc., a Delaware corporation (the "Company"), is pleased to provide the Catskill Litigation Trust, a Delaware Statutory Trust
(the "Litigation Trust"), an irrevocable line of credit on the following terms and conditions. All defined terms not otherwise defined herein shall have the meanings assigned to such terms in the Declaration of Trust governing the
Litigation Trust (the "Declaration of Trust").

Amount:                                 Up to $2,500,000  outstanding at any one
                                        time;  to be advanced  from time to time
                                        for the  purposes set forth below at the
                                        request of the  Litigation  Trustees  as
                                        provided  below.

Borrower:                               Litigation Trust.

Type of Loans:

                                        No   interest   is  payable  on  amounts
                                        advanced  hereunder.  Such amounts shall
                                        be  repaid   solely   from  the  limited
                                        sources, at the time or times and in the
                                        manner  provided  in Section  2.4 of the
                                        Declaration of Trust.

Purpose:                                To  provide  funds  to pay  any  and all
                                        expenses   of   the   Litigation   Trust
                                        permitted   under  the   Declaration  of
                                        Trust.

Advances:                               So long as there is an available balance
                                        under this line of credit,  the  Company
                                        shall  advance  funds to the  Litigation
                                        Trust promptly,  and in any event within
                                        five Business Days,  upon receipt by the
                                        Company,   at  its  principal  corporate
                                        offices, or at such other place as shall
                                        be designated  by written  notice to the
                                        Trustees,   of  a  written   order  duly
                                        executed  by  each  of  the   Litigation
                                        Trustees,   stating,  in  United  States
                                        dollars,   the  amount  of  the  advance
                                        requested to

                                        be paid to the  order of the  Litigation
                                        Trust, and the date of such requisition.
                                        Any such requisition may be delivered in
                                        two counterparts,  each signed by one of
                                        the  Litigation  Trustees.  For purposes
                                        hereof,  Business Day shall mean any day
                                        excluding (a)  Saturday,  (b) Sunday and
                                        (c)(i) any day which is a legal  holiday
                                        under  the laws of the State of New York
                                        or  (ii)  is  a  day  on  which  banking
                                        institutions  located  in such State are
                                        authorized  or  required by law or other
                                        governmental action to close.

Repayments:                             Repayments  may be made as a whole or in
                                        part  from  time  to  time  at any  time
                                        without notice. The Litigation Trust may
                                        reborrow any amounts so repaid.

          This Line of  Credit is a full  faith  and  credit  obligation  of the
Company,  shall be equal in priority to all general creditors of the Company and shall remain in full force and effect until the  termination  of the  Litigation
Trust.

          All advances  hereunder  shall be made directly to the  Administrative
Trustee for credit to the Expense  Fund  established  under the  Declaration  of
Trust by  corporate  check or by federal  funds wire  transfer  as  directed  in
written  instructions  to  the  Company  by  the  Administrative   Trustee.  The
Litigation Trustees shall execute a Note in the form attached hereto to evidence the obligation of the Litigation Trust to repay the amounts  advanced  hereunder
in  accordance   with  the   Declaration  of  Trust  and  the  Company  and  the
Administrative  Trustee shall be responsible to maintain accurate records of all amounts advanced or repaid hereunder.

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          Kindly indicate your agreement to the above by signing this letter.

                                           Very truly yours,

                                           EMPIRE RESORTS, INC.

                                           By:  /s/ Robert A. Berman
                                              ----------------------------------
                                              Name:  Robert A. Berman
                                              Title: Chief Executive Officer

ACCEPTED AND AGREED TO:

CATSKILL LITIGATION TRUST

By:  /s/ Joseph Bernstein
   -----------------------------
   Name:  Joseph Bernstein
   Title: Litigation Trustee

By:  /s/ Paul deBary
   -----------------------------
   Name:   Paul deBary
   Title:  Litigation Trustee

                                       3

                            CATSKILL LITIGATION TRUST
                                      NOTE

                                                              New York, New York
$2,500,000                                                      January 12, 2004

          For value received,  CATSKILL  LITIGATION TRUST, a Delaware  Statutory
Trust (the "Litigation Trust"),  hereby promises to pay, solely at the times, in the manner and from the limited  sources  provided in the  Declaration  of Trust referred to below, to the order of EMPIRE RESORTS,  INC., a Delaware corporation
("Empire"),  or its  successors  or assigns the sum as provided on Schedule  "A"
attached hereto (as may be amended from time to time to reflect  "Advances") not to exceed $2,500,000 (the "Total Loan Amount").

          The Litigation  Trust may request Advances up to the Total Loan Amount by giving telephonic,  faxed or electronic notice, confirmed in writing by hand, first class mail or courier to Empire.  Empire shall make the requested Advances to the Litigation Trust within five (5) Business Days of receipt of such notice.
Upon making each Advance,  Empire is hereby  authorized  to amend  Schedule A to reflect such Advance, the date such Advance was made and the aggregate principal amount then outstanding;  PROVIDED;  HOWEVER, that the failure of Empire to make any such amendment  shall not limit or otherwise  affect the  obligations of the
Litigation Trust under this Note.

          The principal shall be payable upon  distributions from the Litigation
Trust  in  accordance  with  Section  2.4 of the  Declaration  of  Trust  of the
Litigation Trust dated the date hereof (the "Declaration of Trust"). No interest is payable on this Note, but additional amounts are payable as reimbursements to
Empire under the  Declaration  of Trust,  to the extent funds are  available for such purpose thereunder as provided in the Declaration of Trust.

          All  payments  of  principal  in respect to this Note shall be made in lawful money of the United States of America to Empire, at its office located at
c/o Monticello Raceway, Route 17B, Monticello,  New York 12701, or at such other place as shall be designated in writing by Empire for such purpose.

          This Note is issued  pursuant to the line of credit  granted by Empire to the Litigation Trust pursuant to the letter  agreement,  dated as of the date hereof, between Empire and the Litigation Trust (the "Line Letter"). Capitalized
terms used herein without  definition  shall have the meanings  assigned to such terms in the Line Letter.

          The  Litigation  Trust may at its  option at any time and from time to time,  without notice to Empire,  repay,  as a whole or in part, the outstanding principal  amount of this Note.  Upon receipt of any such payment,  Empire shall amend Schedule A to reflect such repayment, the date such repayment was made and the aggregate  principal amount then outstanding;  provided,  however,  that the failure of Empire to make any such  amendment  shall not  increase or  otherwise affect the obligations of the Litigation Trust under this Note.

          The Litigation  Trust hereby waives  diligence,  presentment,  demand, notice of protest  and, to the full extent  permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          Payments  under this Note shall be made and  payable  solely  from the funds,  in  the  amounts,  in  the  manner  and at  the  times  provided  in the
Declaration of Trust.

          No  reference  herein to the Line Letter and no provision of this Note or the Line Letter shall alter or impair the obligation of the Litigation Trust, which is absolute and  unconditional,  to pay the  principal of this Note at the place, at the respective time or times, and in the currency herein prescribed.

          The terms of this Note are not subject to amendment and the Litigation
Trust may not assign its obligations  hereunder or under the Line Letter without the prior written consent of Empire.

          THE LINE LETTER AND THIS NOTE SHALL BE GOVERNED BY AND  CONSTRUED  AND
ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO
PRINCIPLES OF CONFLICT OF LAWS.

          All notices, requests,  consents and other communications hereunder to any party,  shall be deemed to be  sufficient if in writing and (i) delivered in person,  (ii)  delivered  and  received  by telex,  telecopier,  telegram,  if a confirmatory  mailing in  accordance  herewith is also made,  (iii) duly sent by registered  mail return receipt  requested and postage prepaid or (iv) duly sent by overnight delivery service,  addressed if sent to either the Litigation Trust or Empire  at Route  17B,  Monticello,  New York  12701.  All such  notices  and communications shall be deemed to have been received: (i) at the time personally delivered  (including  delivery by telex,  telecopier and telegram);  (ii) three days after mailed to the  foregoing  persons at the  addresses  set forth above;
(iii)  the next day when  sent by  overnight  delivery  service;  provided  that rejection or other refusal to accept or inability to deliver  because of changed address for which no notice has been received shall also constitute receipt.

                                       2

          IN WITNESS WHEREOF,  Catskill  Litigation Trust has duly executed this
Note, the day and year first above written.

                                                    CATSKILL LITIGATION TRUST

                                                    By: /s/ Joseph Bernstein
                                                       -------------------------
                                                       Name:  Joseph Bernstein
                                                       Title: Litigation Trustee

                                                    By: /s/ Paul deBary
                                                       -------------------------
                                                       Name:  Paul deBary
                                                       Title: Litigation Trustee

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                                   SCHEDULE A

   DATE OF                BALANCE OF
 ADVANCE OR               PRINCIPAL     SIGNATURE   SIGNATURE
   PAYMENT     AMOUNT     OUTSTANDING   OF HOLDER   OF MAKER
   -------     ------     -----------   ---------   --------